Exhibit 99.1

InfoSpace Announces Strong Fourth Quarter and Full Year 2009 Results

Company Posts 32% Year-Over-Year Revenue Growth in 2009

BELLEVUE, Wash., February 3, 2010 (BUSINESS WIRE) — InfoSpace, Inc. (NASDAQ:INSP) today announced financial results for the fourth quarter and full year ended December 31, 2009.

Revenues for the fourth quarter of 2009 were $70.5 million, reflecting a $33.7 million, or 92%, increase from the fourth quarter of 2008. Revenues for the year were $207.6 million in 2009, reflecting a $50.9 million, or 32%, increase over 2008.

“InfoSpace delivered another strong quarter, capping a year of solid growth and profitability,” said Will Lansing, president and chief executive officer of InfoSpace. “Much of our success in the quarter and in 2009 was due to the strength of our distribution business and our ongoing efforts to improve operating efficiencies. In addition, we continued to invest in new initiatives in our owned and distributed search products, as well as in initiatives beyond search.”

Net income for the fourth quarter of 2009 was $10.1 million, or $0.28 per diluted share, compared to net loss of $7.9 million, or $0.23 per share, for the fourth quarter of 2008. Net income for the fourth quarter includes tax benefits of $5.7 million which includes a $3.3 million one-time tax benefit from a net business tax refund. Net income for 2009 was $9.8 million, or $0.28 per diluted share, compared to net loss of $18.7 million, or $0.54 per share, for 2008.

Adjusted EBITDA, as defined below, was $11.2 million for the fourth quarter of 2009, compared to Adjusted EBITDA of $3.7 million for the fourth quarter of 2008, and includes a $2.4 million one-time tax benefit from a net business tax refund in the fourth quarter of 2009. Adjusted EBITDA was $27.4 million for 2009, compared to $27.1 million for 2008.

Cash, cash equivalents, and marketable securities totaled $226.4 million as of December 31, 2009. At the end of the year, the Company had no debt obligations.

First Quarter 2010 Outlook

For the first quarter of 2010, the Company expects revenue to be between $60 million and $65 million. The Company expects Adjusted EBITDA to be between $6 million and $7 million and net income to be between $0.5 million and $1.5 million, or $0.01 and $0.04 per diluted share.

Conference Call and Webcast

A conference call will be held today at 2 p.m. Pacific/ 5 p.m. Eastern. The live Webcast can be accessed in the Investor Relations section of the InfoSpace corporate Web site, at http://www.infospaceinc.com. A replay of the call will be available approximately one hour after the call through February 13, 2010 at 9:00 p.m. Pacific (February 14, 2010 at 12:00 a.m. Eastern).

Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of discontinued operations, income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, gain (loss) on investments, net and other income, net (which includes such items as interest income, gain contingency resolutions, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited).

InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company's business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. A table reconciling the Company's Adjusted EBITDA to net income (loss), which the Company's management believes to be the most comparable GAAP measure, accompanies the preliminary condensed consolidated financial statements in this release. Adjusted EBITDA should be evaluated in light of the Company's financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

About InfoSpace, Inc.

InfoSpace, Inc., a leading developer of metasearch products, is focused on bringing the best of the Web to Internet users. InfoSpace’s proprietary metasearch technology combines the top results from several of the largest online search engines, providing fast and comprehensive search results. InfoSpace sites include Dogpile® (www.dogpile.com), DoGreatGood™ (www.dogreatgood.com), InfoSpace.com® (www.infospace.com), MetaCrawler® (www.metacrawler.com), WebCrawler® (www.webcrawler.com), and WebFetch® (www.webfetch.com). InfoSpace's metasearch technology is also available on nearly 100 partner sites, including content, community, and connectivity sites. In addition to the Company’s metasearch offerings, InfoSpace operates Haggle™ (www.haggle.com), a competitive shopping site. More information may be found at www.infospaceinc.com.

InfoSpace.com, InfoSpace, Dogpile, DoGreatGood, MetaCrawler, WebCrawler, WebFetch, Haggle, and other marks are trademarks of InfoSpace, Inc. The names of other companies and products mentioned herein may be the trademarks of their respective owners.

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Investor Contact:

Stacy Ybarra, InfoSpace

(425) 709-8127

stacy.ybarra@infospace.com

This release contains forward-looking statements relating to InfoSpace, Inc.’s operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Words such as “expect,” “believe,” “intend,” “anticipate,” “position us” and “are optimistic,” and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. Forward-looking statements include, without limitation: statements regarding investment in new initiatives and the effect of that investment on future growth and diversification of revenue and statements regarding our expectations for our financial performance and results of operations for the first quarter of 2010. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect InfoSpace's actual results include: the completion of the audit of the financial statements for 2009; changes in relationships with customers and distribution partners on which InfoSpace depends and that represent a substantial portion of revenues; general economic, industry, and market sector conditions; the progress and costs of the development of InfoSpace's products and services; the timing and extent of market acceptance of those products and services; the successful execution of InfoSpace's strategic initiatives, operating plans, and marketing strategies; the ability to successfully acquire and integrate businesses; and the condition of cash investments. A more detailed description of these and other factors that could affect actual results is provided in InfoSpace's most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, in the section entitled “Risk Factors” and elsewhere in such report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Revenues	$70,457	$36,748	$207,646	$156,727
Operating expenses: (1)
Content and distribution	47,791	17,850	126,493	75,969
Systems and network operations	2,483	3,083	9,703	11,537
Product development	1,401	2,036	5,617	9,931
Sales and marketing	6,603	7,549	25,379	24,261
General and administrative (2)	4,134	5,457	23,586	24,079
Depreciation and amortization	1,812	1,957	7,252	7,335
Restructuring and other, net	—	—	—	(1,880)

Total operating expenses	64,224	37,932	198,030	151,232

Operating income (loss)	6,233	(1,184)	9,616	5,495
Gain (loss) on investments, net (3)	302	(6,405)	(4,714)	(28,520)
Other income, net (2)	1,137	794	2,682	7,149

Income (loss) from continuing operations before income taxes	7,672	(6,795)	7,584	(15,876)
Income tax benefit (expense)	2,431	(445)	2,180	(598)

Income (loss) from continuing operations	10,103	(7,240)	9,764	(16,474)

Discontinued operations:
Loss from discontinued operations, net of taxes	—	(132)	—	(1,455)
Loss on sale of discontinued operations, net of taxes	—	(562)	—	(770)

Net income (loss)	$10,103	$(7,934)	$9,764	$(18,699)

Earnings (loss) per share - Basic
Income (loss) from continuing operations	$0.29	$(0.21)	$0.28	$(0.48)
Loss from discontinued operations	—	(0.00)	—	(0.04)
Loss on sale of discontinued operations	—	(0.02)	—	(0.02)

Net income (loss) per share - Basic	$0.29	$(0.23)	$0.28	$(0.54)

Weighted average shares outstanding used in computing basic income (loss) per share	35,094	34,548	34,983	34,415

Earnings (loss) per share - Diluted
Income (loss) from continuing operations	$0.28	$(0.21)	$0.28	$(0.48)
Loss from discontinued operations	—	(0.00)	—	(0.04)
Loss on sale of discontinued operations	—	(0.02)	—	(0.02)

Net income (loss) per share - Diluted	$0.28	$(0.23)	$0.28	$(0.54)

Weighted average shares outstanding used in computing diluted income (loss) per share	36,112	34,548	35,431	34,415

(1)	Stock-based compensation expense for the three months and year ended December 31, 2009 and 2008 is allocated among the following captions (in thousands):

	Three months ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Systems and network operations	$249	$356	$801	$1,663
Product development	467	564	1,224	3,284
Sales and marketing	613	586	2,036	3,551
General and administrative	1,865	1,414	6,507	5,806

Total stock-based compensation expense	$3,194	$2,920	$10,568	$14,304

(2)

In the three months and year ended December 31, 2009, the Company recorded a one-time benefit of $3.3 million from a net tax refund received in the three months ended December 31, 2009, of which $2.4 million was allocated to general and administrative expense and $0.9 million of interest income to other income, net.

(3)

In the three months and year ended December 31, 2009, the Company recorded a gain of $0.3 million and a net loss of $4.7 million relating to the auction rate securities investments that it held, respectively. In the three months and year ended December 31, 2008, the Company recorded other-than-temporary impairment charges relating to the auction rate securities investments that it held of $4.3 million and $24.3 million, respectively. In the three months and year ended December 31, 2008, the Company recorded a charge of $2.1 million and $4.2 million to write down the carrying value of certain equity investments.

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	December 31, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$83,750	$49,936
Short-term investments, available-for-sale	142,647	141,592
Accounts receivable, net	28,466	15,423
Notes and other receivables	2,953	1,349
Prepaid expenses and other current assets	2,526	1,767

Total current assets	260,342	210,067
Property and equipment, net	12,315	18,078
Long-term investments, available-for-sale	—	13,916
Goodwill	44,815	43,940
Other intangible assets, net	457	183
Other long-term assets	4,287	4,949

Total assets	$322,216	$291,133

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,736	$6,518
Accrued expenses and other current liabilities	34,131	19,707
Liabilities of discontinued operations	—	1,109

Total current liabilities	40,867	27,334
Other long-term liabilities	1,514	1,475

Total liabilities	42,381	28,809
Stockholders’ equity:
Common stock	4	3
Additional paid-in capital	1,301,306	1,292,360
Accumulated deficit	(1,022,815)	(1,032,579)
Accumulated other comprehensive income	1,340	2,540

Total stockholders’ equity	279,835	262,324

Total liabilities and stockholders’ equity	$322,216	$291,133

Summary of cash, short-term and long-term investments:
Cash and cash equivalents	$83,750	$49,936
Short-term investments, available-for-sale	142,647	141,592
Long-term investments, available-for-sale	—	13,916

Cash, short-term and long-term investments	$226,397	$205,444

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Year ended
	December 31, 2009	December 31, 2008
Operating activities:
Net income (loss)	$9,764	$(18,699)
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Loss from discontinued operations	—	1,455
Loss on sale of discontinued operations	—	770
Loss on investments, net	4,714	28,520
Stock-based compensation	10,568	14,304
Depreciation and amortization	7,252	7,335
Loss on disposals of property and equipment	642	629
Deferred income taxes	(2,521)	(2,667)
Change in excess tax benefits	4,568	—
Gain on sale of non-core assets, net	—	(1,897)
Other	377	(72)
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	(13,043)	1,643
Notes and other receivables	(2,104)	5,228
Prepaid expenses and other current assets	(759)	135
Other long-term assets	712	1,784
Accounts payable	641	614
Accrued expenses and other current and long-term liabilities	13,310	(59,264)

Net cash provided (used) by operating activities	34,121	(20,182)
Investing activities:
Business acquisition, net of cash acquired	(395)	—
Purchases of property and equipment	(2,435)	(12,277)
Other long-term assets	(50)	(199)
Proceeds from the sale of assets	623	2,550
Proceeds from sales and maturities of investments	196,856	43,980
Purchases of investments	(190,178)	(145,338)

Net cash provided (used) by investing activities	4,421	(111,284)
Financing activities:
Special dividend paid	—	(299,296)
Proceeds from stock option exercises and issuance of stock through employee stock purchase plan	404	603
Repayment of capital lease obligations	(564)	(233)
Change in excess tax benefits	(4,568)	—

Net cash used by financing activities	(4,728)	(298,926)
Discontinued operations:
Net cash used by operating activities attributable to discontinued operations	—	(17,998)

Net increase (decrease) in cash and cash equivalents	33,814	(448,390)
Cash and cash equivalents:
Beginning of period	49,936	498,326

End of period	$83,750	$49,936

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net income (loss) (2)	$10,103	$(7,934)	$9,764	$(18,699)
Discontinued operations	—	694	—	2,225
Depreciation and amortization	1,812	1,957	7,252	7,335
Stock-based compensation	3,194	2,920	10,568	14,304
Gain (loss) on investments, net	(302)	6,405	4,714	28,520
Other income, net (3)	(1,137)	(794)	(2,682)	(7,149)
Income tax expense (benefit)	(2,431)	445	(2,180)	598

Adjusted EBITDA	$11,239	$3,693	$27,436	$27,134

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the Three months ending March 31, 2010
Net income	$500	$1,500
Depreciation and amortization	1,900	1,900
Stock-based compensation	2,700	2,700
Other income, net (3)	(300)	(300)
Income tax expense	1,200	1,200

Adjusted EBITDA	$6,000	$7,000

(1)

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of discontinued operations, income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, gain (loss) on investments, net and other income, net (which includes such items as interest income, gain contingency resolutions, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Adjusted EBITDA should be evaluated in light of the Company's financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)	Other income, net, primarily consists of interest income, gain contingency resolutions, gains or losses from the disposal of assets, and foreign currency transaction gains or losses.